Exhibit 8


                             JOINT FILING AGREEMENT

                     In accordance with Rule 13d-1(k) of Regulation 13D-G of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), this will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of common shares of beneficial interest, par value $0.01 per share, of ProLogis Trust is being filed jointly on behalf of each of the undersigned under the Exchange Act, and that this Joint Filing Agreement be included as an exhibit to such joint filings. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                     IN WITNESS WHEREOF, the undersigned have caused this Joint Filing Agreement to be executed as of the 15th day of May, 2002.


                   GENERAL ELECTRIC COMPANY*

                   By: /s/ Nancy E. Barton
                       -----------------------------------------------------
                       Name: Nancy E. Barton
                       Title: Attorney-in-Fact


                   GENERAL ELECTRIC CAPITAL SERVICES, INC.

                   By: /s/ Nancy E. Barton
                       -----------------------------------------------------
                       Name: Nancy E. Barton
                       Title: Senior Vice President


                   GENERAL ELECTRIC CAPITAL CORPORATION

                   By: /s/ Nancy E. Barton
                       -----------------------------------------------------
                       Name: Nancy E. Barton
                       Title: Senior Vice President



----------------------
* Power of attorney, dated as of February 22, 2000, by General Electric Company is hereby incorporated by reference to Schedule 13D for Luxtec Corporation, filed March 12, 2001 by GE Capital Equity Investments, Inc.


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
                   GE CAPITAL INTERNATIONAL HOLDINGS CORPORATION

                   By: /s/ Sarah Graber
                       -----------------------------------------------------
                       Name: Sarah Graber
                       Title: Vice President and Assistant Secretary


                   SECURITY CAPITAL GROUP INCORPORATED

                   By: /s/ Jeffrey A. Klopf
                       -----------------------------------------------------
                       Name: Jeffrey A. Klopf
                       Title: Senior Vice President and Secretary


                   SC CAPITAL INCORPORATED

                   By: /s/ Jeffrey A. Klopf
                       -----------------------------------------------------
                       Name: Jeffrey A. Klopf
                       Title: Secretary


                   SC REALTY INCORPORATED

                   By: /s/ Jeffrey A. Klopf
                       -----------------------------------------------------
                       Name: Jeffrey A. Klopf
                       Title: Secretary


                   SECURITY CAPITAL OPERATIONS INCORPORATED

                   By: /s/ Jeffrey A. Klopf
                       -----------------------------------------------------
                       Name: Jeffrey A. Klopf
                       Title: Secretary


                   SECURITY CAPITAL WAREHOUSE DISTRIBUTION BUSINESS TRUST

                   By: /s/ Jeffrey A. Klopf
                       -----------------------------------------------------
                       Name: Jeffrey A. Klopf
                       Title: Secretary




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